Warburg, Pincus Equity Partners, L.P.
ZymoGenetics, Inc. (ZGEN)
March 3, 2008

                                  Exhibit 99.3
                                  ------------

                            Joint Filers' Signatures



                         WARBURG PINCUS & CO.


                         By:  /s/ Scott A. Arenare                      03/05/08
                              ---------------------------------------   --------
                              Name:   Scott A. Arenare                  Date
                              Title:  Partner



                         WARBURG PINCUS PARTNERS LLC

                            By:  Warburg Pincus & Co., its Managing Member


                              By:  /s/ Scott A. Arenare                 03/05/08
                                   ----------------------------------   --------
                                     Name: Scott A. Arenare             Date
                                     Title:   Partner



                         WARBURG PINCUS LLC


                         By:  /s/ Scott A. Arenare                      03/05/08
                              ---------------------------------------   --------
                              Name:   Scott A. Arenare                  Date
                              Title:  Managing Director


                         /s/ Scott A. Arenare                           03/05/08
                         --------------------------------------------   --------
                         Name:  Charles R. Kaye
                         By:    Scott A. Arenare, Attorney-in-Fact*


                         /s/ Scott A. Arenare                           03/05/08
                         --------------------------------------------   --------
                         Name:   Joseph P. Landy
                         By:     Scott A. Arenare, Attorney-in-Fact**


                          * The Power of Attorney given by Mr. Kaye was previously filed with the SEC on March 2, 2006 as an exhibit to a statement on Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.

                          ** The Power of Attorney given by Mr. Landy was previously filed with the SEC on March 2, 2006 as an exhibit to a statement on Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.